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                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Esterline Technologies Corporation (the "COMPANY") on Form 10-K/A for the fiscal year ended October 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-K"), I, Robert W. Cremin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Form 10-K/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      (2) The information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 30, 2005

                             By: /s/ Robert W. Cremin
                                 -----------------------------------------------
                                 Robert W. Cremin
                                 Chairman, President and Chief Executive Officer